ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT is made and entered into this 3rd day of March, 1998, by and among CDS Group, Inc., a Tennessee corporation ("Seller"), Data Transmission Network Corporation, a Delaware corporation ("Buyer"), and Tim Huggins, an individual (the "Stockholder").

                                    RECITALS:

     A. Seller is engaged in the business of selling computer hardware, selling and licensing computer software, and supporting such hardware and software through hardware maintenance contracts and software support contracts (the "Business").

     B. Seller desires to sell substantially all of the assets used by it in the conduct of the Business with respect to those customers receiving any portion of Seller's services related to the cotton industry (the "Cotton Customers"), and Buyer desires to acquire such assets.

     C. Stockholder, as the owner of all of the issued and outstanding stock of Seller, joins in this Agreement to confirm certain representations, warranties and agreements of Seller herein and to indemnify Buyer in connection with certain matters.

     In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller, Stockholder and Buyer, intending to be legally bound, agree as follows:

     1. Purchase and Sale. Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the following assets of the Business (except the Excluded Assets as defined at the end of this Paragraph 1), to-wit:

     (a) All of Seller's motor vehicles, equipment, inventory, supplies, furniture, trade fixtures, leasehold improvements, tools, promotional materials, and other tangible personal property used in the conduct of the Business, including but not limited to the items listed on
          Schedule 1 attached hereto and incorporated herein by this reference;

     (b) All of Seller's intangible property used in the Business to the extent assignable, including but not limited to rights, privileges, benefits and interests under all contracts, agreements, consents and licenses; computer software used or useful in the Business (including but not limited to the software listed on Schedule 1 attached hereto); permits or certificates of occupancy; agreements, leases and arrangements with respect to intangible or tangible property or interests therein;
          agreements with suppliers and the Cotton Customers; and Seller's rights in and to the trade name "Cotton Data Systems";

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     (c)  All of Seller's accounts receivable, prepaid items, and unbilled costs and fees arising from or with respect to the Cotton Customers, including, without limitation, the accounts receivable and unbilled costs and fees generated from Seller's general accounting software services to the Cotton Customers, but excluding those items generated from Seller's customers who are not the Cotton Customers;

     (d) All of Seller's information, files, records, data, plans, and recorded knowledge, including customer and supplier lists, related to the Business and similar or related data, but excluding those items related exclusively to Seller's customers other than the Cotton Customers; and

     (e)  All of Seller's goodwill pertaining to or arising out of the Business.

The term "Excluded Assets" means (i) Seller's cash and cash equivalents, in hand or in bank accounts, and all securities of Seller, (ii) Seller's computer software furnished exclusively to customers other than the Cotton Customers,
(iii) contracts with customers other than the Cotton Customers, (iv) any records not relating to the Business and all corporate, accounting and tax records relating to the Business, and (v) Seller's rights under this Agreement.

     2. Purchase Price. Buyer agrees to pay, and Seller agrees to accept, as the entire aggregate purchase price for the assets of Seller being acquired by Buyer pursuant to Paragraph 1, the lesser of (i) the aggregate amount of Seller's unpaid liabilities described on Schedule 2 attached hereto or (ii) the sum of $250,000 (hereinafter referred to as the "Purchase Price"). The Purchase Price may be paid by Buyer to Seller or, at the sole discretion of Buyer, directly to the creditors of Seller in amounts not to exceed Seller's liabilities to such creditors as designated by Seller. The Purchase Price shall be paid upon the execution of this Agreement, except for that portion of the Purchase Price related to unsecured creditors as set forth on Schedule 2, which shall be paid in compliance with the Tennessee Uniform Commercial Code Bulk Transfers Act.

     3. Assumption of Liabilities. Buyer shall assume, agree to perform, and discharge when due only those obligations of Seller arising out of the contracts, leases and agreements listed on Schedules 7(j) and 7(k) with respect to the period from and after the date of this Agreement (the Assumed Liabilities"). Seller and Buyer agree that, other than the Assumed Liabilities, Buyer does not agree to assume and shall have no responsibility for any of the debts, obligations or liabilities of Seller (the "Excluded Liabilities"), all of which shall remain the sole responsibility of and shall be paid and discharged by Seller as they become due. The Excluded Liabilities include without limitation all of the following:

     (a) Any tax liability or tax obligation of Seller, its directors, officers, shareholders and agents which has been or may be asserted by any taxing authority, including without limitation any such liability or obligation arising out of or in connection with this Agreement or the transactions contemplated hereby.

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     (b)  Any liability or obligation of Seller whether incurred prior to, at or subsequent to the date of this Agreement for any amounts due or which may become due to any person or entity who is or has been a holder of any debt or equity security of Seller.

     (c) Any trade account payable or note payable of Seller or any contract obligation of Seller (other than the Assumed Liabilities) whether incurred prior to, at or subsequent to the date of this Agreement.

     (d) Any liability or obligation arising out of any litigation, suit, proceeding, action, claim or investigation, at law or in equity or in arbitration, related to Seller's operation of the Business prior to the date of this Agreement.

     (e) Any claim, liability or obligation, known or unknown, contingent or otherwise, the existence of which is a breach of, or inconsistent with, any representation, warranty or covenant of Seller set forth in this Agreement.

     (f) Any liability or obligation specifically stated in this Agreement or the Schedules hereto as not to be assumed by Buyer.

     4. Transfer Documents. Concurrently with the execution of this Agreement, Seller shall sell, transfer, assign, convey, and deliver to Buyer the assets referred to in Paragraph 1 by duly executed titles, warranty bill of sale and assignment, and other good and sufficient instruments of sale, assignment, conveyance and transfer as shall be required to effectively vest in Buyer all of Seller's right, title, and interest in and to such assets, free and clear of all liens, encumbrances, security interests, actions, claims and equities of any kind whatsoever. Seller agrees to take such actions as may be necessary to make available for use by Buyer in Tennessee the trade name "Cotton Data Systems. Buyer shall be entitled to possession of such assets upon the execution of this Agreement.

     5. Additional Documents. Concurrently with the execution of this Agreement, Seller shall cause its legal counsel to execute and deliver to Buyer the opinion of such counsel in the form of Exhibit "A" hereto. Concurrently with the execution of this Agreement, Seller and Buyer shall enter into a lease of the premises used by Seller in the conduct of the Business (plus additional space as described therein) in the form of Exhibit 2 hereto.

     6. Obligations to Employees. Seller agrees that it shall be responsible for any obligations to any of its employees which heretofore may have arisen or hereafter may arise by reason of any services rendered by such employees, including but not limited to salaries, bonuses, vacation pay, retirement benefits, and other fringe benefits; and Seller hereby agrees to pay all of such obligations directly to the employees involved when due. Seller agrees timely to pay all payroll tax, withholding, and unemployment compensation payments required to be made with respect to the compensation of such employees and to hold Buyer harmless therefrom. Seller shall furnish to Buyer such evidence of Seller's compliance with the provisions of this paragraph as Buyer reasonably may request from time to time.

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     7.  Representations and Warranties.  Seller and the Stockholder jointly and severally warrant, represent and covenant to and with Buyer:

     (a) That Seller has full right and lawful authority to enter into this Agreement and to sell the items of personal property to be acquired by Buyer pursuant to this Agreement; that Seller's performance of its obligations under this Agreement will not violate any agreement, document, trust (constructive or otherwise), order, judgment or decree to which Seller is a party or by which it is bound; and that, upon the transfer and assignment of such property to Buyer as hereinbefore mentioned, Buyer will acquire good and merchantable title thereto, free and clear of any liens, encumbrances, security interests, actions, claims, and equities of any kind whatsoever.

     (b) That Seller is the sole and lawful owner of and has good and marketable title to all of the items of personal property to be acquired by Buyer pursuant to this Agreement, free and clear of any liens, encumbrances, security interests, actions, claims, and equities of any kind whatsoever.

     (c) All material items of tangible personal property to be acquired by Buyer pursuant to this Agreement are in good operating condition, subject to normal wear.

     (d) That there are no suits, arbitrations or other legal or governmental proceedings pending or threatened against Seller which might conceivably affect the title to the items of personal property to be acquired by Buyer pursuant to this Agreement.

     (e) That Seller has duly and timely filed all federal, state, and local tax returns of every kind whatsoever required to be filed on or before the date of this Agreement and has paid in full the tax liability shown on such returns; that no unpaid deficiencies are in existence which have been asserted against Seller by any official or agency as a result of the filing of such returns; and that, to the knowledge of Seller, there is not now pending any examination with respect to any such returns nor does Seller know of any impending examination with respect to any such returns.

     (f) That promptly after the date of this Agreement Seller shall pay all sales and use taxes imposed on or collectible by Seller and shall furnish to Buyer evidence that all of Seller's sales and use taxes have been paid.

     (g) The property to be acquired by Buyer pursuant to this Agreement includes all rights and property necessary to the conduct of the Business by Buyer in the manner it is presently conducted by Seller and no property excluded from Paragraph 1 hereof constitutes property or rights material to the Business.

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     (h)  There is no fact, development,  or threatened development with respect to the markets, products, customers, vendors, suppliers, operations, assets or prospects of the Business which are known to Seller which
          would  materially   adversely  affect  the  business,   operations  or
          prospects of the Business considered as a whole, other than such conditions as may affect as a whole the economy generally.

     (i) The financial statements of Seller for the year ended December 31, 1997, furnished to Buyer fairly and accurately represent the financial operations of the Business for such year.

     (j) That Seller has listed on Schedule 7(j) all of Seller's contracts (oral or written) with the Cotton Customers and suppliers of the Business; Seller has no other contracts (oral or written) with the Cotton Customers or suppliers of the Business. Seller has delivered to Buyer true, correct and complete copies of all written contracts relating to the Business (other than those related exclusively to customers other than the Cotton Customers), and written summaries of the terms of all oral contracts relating to the Business (other than those related exclusively to customers other than the Cotton Customers), and all of such contracts are presently in full force and effect and are assignable to Buyer. Seller has not received any notices from any of the Cotton Customers or suppliers of the Business that indicate that they intend to terminate any of such contracts and, except as reflected in the copies delivered to Buyer or on Schedule 7(j), such contracts have not been amended and Seller and the other parties to such contracts are not in default in any material respect under such contracts. Seller has not been apprised and does not currently believe or have reason to believe that any of the Cotton
          Customers plan to cancel or reduce the volume under any of their contracts.

     (k)  That  Schedule  7(k)  contains  a  complete  list  of all of  Seller's contracts (oral and written) relating to the Business (other than those related exclusively to customers other than the Cotton Customers), if any, other than the contracts with customers and suppliers listed on Schedule 7(j). Seller has delivered to Buyer true, correct and complete copies of all such other written contracts relating to the Business and written summaries of the terms of all such other oral contracts relating to the Business, and all of such contracts are presently in full force and effect and are assignable, and, except as reflected in the copies delivered to Buyer or on
          Schedule 7(k), such contracts have not been amended and Seller and the other parties to such contracts are not in default in any material respect under such contracts.

     8. Indemnification. Seller and the Stockholder jointly and severally agree to indemnify Buyer and to hold Buyer harmless from any and all loss, damage, cost, or expense incurred or sustained by Buyer by reason of the failure of any warranty or representation contained in this Agreement to be true or as a result of Seller's failure to abide by any covenant or agreement on its part contained in this Agreement.

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     9. Bulk Sales. Seller has taken any and all actions required under the bulk transfer laws of the State of Tennessee with respect to the transactions contemplated by this Agreement and will satisfy on or before the date of this Agreement (or make arrangements satisfactory to Buyer in its sole discretion to satisfy) all creditor claims, excluding Assumed Liabilities.

     10. Survival. The representations, warranties, and covenants on the part of Seller and/or the Stockholder contained in this Agreement shall survive the closing of this Agreement and shall be binding upon Seller and the Stockholder and their heirs, legal representatives, successors and assigns.

     11. Payment of Liabilities. Seller agrees to pay as promptly as possible any and all liabilities of Seller existing on the date of this Agreement and to hold Buyer harmless therefrom. Buyer and Seller agree that Buyer is not assuming and shall have no responsibility for any of the debts, obligations, or liabilities of Seller, including but not limited to any liabilities or obligations of Seller (whether fixed, absolute, contingent, known, unknown, direct, indirect, or otherwise) whether incurred or accrued before or after the date of this Agreement, which in any way relate to the performance or non-performance of, or any other liability or obligation relating to any service or product furnished or sold by Seller prior to or after the date of this Agreement, and Seller hereby agrees to hold Buyer harmless from any cost or expense arising out of or relating to any such debts, obligations, or liabilities; provided, however, such indemnification by Seller does not extend to any Assumed Liabilities.

     12. Transfer Taxes. Seller shall pay all sales and other similar taxes imposed on or collectible by Seller or Buyer by reason of the transfer of the property being acquired by Buyer pursuant to this Agreement.

     13. Noncompete. For a period of three (3) years after the date of this Agreement, Seller and the Stockholder and their affiliates shall not, directly or indirectly, whether as a shareholder, partner or investor possessing any ownership interest, or as principal, agent, employee, proprietor, independent contractor, consultant or in any other capacity:

     (a) Solicit for itself or others, or advise or recommend to any other person that such person solicit, any of the Cotton Customers for the purpose of competing with Buyer in the Business.

     (b) Offer, sell, license, lease, facilitate or promote the use of any computer software or related services in competition with Buyer in that portion of the Business serving the cotton industry anywhere within those territories in the United States of America in which Seller was conducting the Business on the date of this Agreement.

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If any court having  jurisdiction  at any time hereafter  shall hold any of such restrictive covenants to be unenforceable or unreasonable as to its scope, territory, or period of time, and such court in its judgment or decree shall declare or determine the scope, territory, or period of time which such court deems to be reasonable, then such scope, territory or period of time, as the case may be, shall be deemed automatically to have been reduced to that declared or determined to be reasonable by such court. Notwithstanding the foregoing, if any clause or provision of this paragraph shall be unenforceable, then such clause or provision shall be deemed to be deleted from this paragraph, but every other clause and provision shall continue in full force and effect. These covenants are an integral part of the asset purchase transaction contemplated by this Agreement and Buyer would not have entered into this Agreement in the absence of such covenants. Seller and the Stockholder acknowledge that the agreements contained in this paragraph are reasonable and necessary to protect the Business being purchased by Buyer and that any breach thereof will result in irreparable injury to Buyer for which Buyer has no adequate remedy at law. Seller and the Stockholder therefore agree that, in the event either of them breaches any of the agreements contained in this paragraph, Buyer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief,
(iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental, and consequential damages resulting from such breach. Such rights or remedies shall be cumulative and in addition to all other rights or remedies to which Buyer may be entitled.

     14. Entire Agreement. This document constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended, or terminated except by a written agreement specifically referring to this Agreement and signed by all of the parties hereto.

     15. Binding  Agreement.  This Agreement  shall be binding upon and inure to
the  benefit  of  the  parties  hereto  and  their   respective   heirs,   legal
representatives, successors and assigns.

     16. Further Instruments. The parties hereto shall execute and deliver such additional instruments and documents as may be reasonably requested by any of them in order to carry out the purposes and intent of this Agreement and to fulfill their respective obligations.

     17. Further Actions. Seller agrees to take such actions from time to time as may in the reasonable judgment of Buyer or its counsel be necessary or advisable to confirm the title of Buyer to any of the items of property acquired by Buyer from Seller pursuant to this Agreement.

     18. Governing Law. This agreement shall be construed in accordance with the laws of the State of Nebraska.

     19. Severability. In the event that one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of the other provisions contained in this Agreement, which provisions shall remain in full force and effect.


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     20.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     21. Schedules and Exhibits. All references to Schedules and Exhibits herein, unless otherwise stated, means the schedules and exhibits attached to this Agreement which are hereby incorporated by reference.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                      DATA TRANSMISSION NETWORK
                                      CORPORATION, a Delaware corporation


                                      By:/s/Jim Payne
                                         ------------------------------
                                         Jim Payne, Vice President


                                      CDS GROUP, INC., a Tennessee corporation


                                      By:/s/ Tim Huggins
                                         ------------------------------
                                         Tim Huggins, President




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                                   EXHIBIT "A"

                  [Insert form of opinion of Seller's counsel]

















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                                   EXHIBIT "B"


                             [Insert form of lease]

































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                                   SCHEDULE 1


                             List of Certain Assets


Tangible Personal Property




















Computer Software

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                                   SCHEDULE 2

                       List of Seller's Unpaid Liabilities


















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                                  SCHEDULE 7(j)

                  Contracts with Cotton Customers and Suppliers



























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                                  SCHEDULE 7(k)

                             List of Other Contracts









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